UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2005

ALLIN CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-21395	25-1795265
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

381 Mansfield Avenue, Suite 400, Pittsburgh, Pennsylvania	15220
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (412) 928-8800

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

This Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to the safe harbors created thereby. These forward-looking statements are based on current expectations and projections about future events and financial trends. The words and phrases “will,” “intend,” “seek” and similar words or expressions are intended to identify forward-looking statements. In addition, any statements that refer to expectations or other characterizations of future events or circumstances are forward-looking statements. The forward-looking statements are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those described in the forward-looking statements. In addition, such statements could be affected by general industry and market conditions and growth rates, general domestic and international economic conditions, the Company’s ability to successfully integrate acquired businesses and assets and future events that may negatively impact the markets where the Company competes. The Company undertakes no obligation to publicly update or revise any forward-looking statements because of new information, future events or otherwise.

Item 1.01 Entry into a Material Definitive Agreement.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Item 3.02 Unregistered Sale of Equity Securities.

Item 3.03 Material Modification to Right of Security Holders.

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 26, 2005 (the “Closing Date”), Allin Corporation (the “Company”) acquired all of the issued and outstanding capital stock of CodeLab Technology Group, Inc., a Delaware corporation (“CodeLab”), pursuant to the terms of a Stock Purchase Agreement (the “Purchase Agreement”) among the Company, CodeLab, the shareholders of CodeLab and certain holders of options to purchase CodeLab’s capital stock. CodeLab, a technology company based in Wakefield, Massachusetts, develops mission critical applications for financial services firms that require flexible, high-value software solutions, including applications that address new legislative mandates or that improve existing business processes for the financial services sector. CodeLab also provides its customers with support, maintenance and other development services with respect to such software applications.

CodeLab will operate as a wholly-owned subsidiary of the Company. David Ritchie, the founder and Chief Executive Officer of CodeLab, John Francis, CodeLab’s President, and Mark Bramhall, CodeLab’s Chief Technology Officer, are each expected to remain with CodeLab in their current positions.

Upon closing, in consideration for all of the issued and outstanding capital stock of CodeLab, as well as the termination of all option agreements to purchase CodeLab’s capital stock, the Company delivered to the former shareholders and option holders of CodeLab a purchase price payment, which the former shareholders and option holders of CodeLab have allocated among themselves, consisting of cash and common stock of the Company, as follows: (i) a cash payment of $2,500,000, as adjusted for a holdback amount of $100,000 which shall be adjusted based on the results of a sales and use tax audit of CodeLab which was pending as of the Closing Date, and an adjustment for working capital pursuant to the terms of the Purchase Agreement; and (ii) 500,000 shares, in the aggregate, of the Company’s common stock, issued to Messrs. Ritchie, Francis and Bramhall.

The Purchase Agreement also provides for annual payments of contingent consideration to be paid to the former shareholders and option holders of CodeLab, in such proportions as have been allocated among themselves in advance, for each of the three annual periods ending July 31, 2006, 2007 and 2008, consisting of a combination of cash and shares of the Company’s common stock. The shares of the Company’s common stock comprising any portion of the annual contingent payments shall be issuable to Messrs. Ritchie, Francis and Bramhall. However, the Purchase Agreement provides that the Company may elect to pay the annual contingent payments in all cash.

The annual contingent payments consisting of cash and shares in the three annual periods ending July 31, 2006, 2007 and 2008 will be calculated pursuant to a negotiated formula, as specifically set forth in the Purchase Agreement, that is based upon an agreed to multiple of the net operating profit of CodeLab’s business, determined on an accrual basis before deductions for income taxes, interest, depreciation and amortization, in the relevant annual period, and subject to further adjustments as set forth in the Purchase Agreement, including potential setoffs by the Company for certain indemnification claims.

The total annual contingent payments shall not exceed $5,600,000 in any or all of the three annual periods ending July 31, 2006, 2007 and 2008, and shall be made by the Company not later than 120 days following the end of such annual period.

The Purchase Agreement also contains customary representations, warranties and related indemnification provisions, including potential setoff rights of the Company with respect to the annual contingent payments which are payable to the former shareholders and option holders of CodeLab for certain indemnification claims as set forth in the Purchase Agreement. In addition, the Purchase Agreement includes non-compete provisions with respect to Messrs. Ritchie, Francis and Bramhall setting forth certain parameters within which these individuals are restricted from competing with the Company and CodeLab for stated time periods.

There can be no assurance that the Company will be able to successfully integrate CodeLab’s business with the other businesses of the Company. The Company could have difficulty retaining and assimilating new personnel and assimilating the services of the acquired business into the Company’s overall operations. These difficulties could disrupt the Company’s business, distract its management and employees, increase expenses and adversely affect the Company’s business, results of operations and financial condition.

On the Closing Date, contemporaneously with the execution of the Purchase Agreement, the Company sold 250 shares of its newly created series of preferred stock, having a par value of $.01 per share and a liquidation value of $10,000 per share and being designated as Series H Redeemable Preferred Stock (the “Series H Preferred Stock”), and related warrants to purchase up to an aggregate of 2,500,000 shares of the Company’s common stock (the “Series H Warrants”), for an aggregate purchase price of $2,500,000 in cash to three accredited investors, Henry Posner, Jr., Rosetta Capital Partners L.P. and Churchill Group, LLC (the “Series H Preferred Stockholders”), pursuant to separate Subscription Agreements (the “Subscription Agreements”). The Company used the proceeds from the sale of the Series H Preferred Stock and the Series H Warrants in connection with its acquisition of all of the issued and outstanding capital stock of CodeLab. The terms of the Series H Preferred Stock and the Series H Warrants are described below. On the Closing Date, the Company and the Series H Preferred Stockholders also entered into a Registration Rights Agreement (the “Registration Rights Agreement”), the terms of which are described below.

Henry Posner, Jr. is deemed to be a beneficial holder of greater than five percent of the Company’s common stock. Churchill Group LLC is an entity in which William C. Kavan, a non-employee director of the Company and a beneficial holder of greater than five percent of the Company’s common stock, has an ownership interest. Rosetta Capital Partners L.P. is an entity in which Thomas D. Wright, who is deemed to be a beneficial holder of greater than five percent of the Company’s common stock, has an ownership interest. Each of Messrs. Posner, Kavan and Wright hold shares of one or more of the Company’s other series of preferred stock. Each of the Series H Preferred Stockholders has engaged in certain related party transactions with the Company. A brief description of such related party transactions is set forth under the captions “Part II – Item 11. Executive Compensation - Compensation Committee Interlocks and Insider Participation” and “Part III – Item. 13. Certain Relationships and Related Transactions” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 filed with the Securities and Exchange Commission (the “SEC”) on March 25, 2005, which disclosures are incorporated herein by reference. The Company’s file number with the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is 000-21395.

On July 25, 2005, the Company filed a Certificate of Voting Powers, Designations, Preferences and Relative, Participating, Optional or Other Rights, and the Qualifications, Limitations or Restrictions Thereof, of the Series H Redeemable Preferred Stock (the “Certificate of Designations”) with the Secretary of State of the State of Delaware. The Certificate of Designations was effective as of the date filed. The Certificate of Designations was authorized by a vote of the Company’s Board of Directors, pursuant to the power contained in the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) permitting the Board of Directors to authorize the issue of one or more classes or series of preferred stock and with respect to each such class or series to fix by the resolution or resolutions providing for the issue of such class or series the voting powers, full or limited, if any, of the shares of such class or series and the designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions of such class or series. Under the Certificate of Designations, 250 shares of authorized but unissued preferred stock were designated as Series H Preferred Stock. The Series H Preferred Stock will rank senior to the common stock of the Company and all other currently designated series of preferred stock of the Company.

As set forth in the Certificate of Designations, the holders of the Series H Preferred Stock will be entitled to receive cash dividends at a rate per annum of 12% of the Liquidation Value (as defined below). Dividends will be payable quarterly in arrears to the extent declared by the Board of Directors. To the extent that dividends are not paid on a particular quarterly payment date, such dividends will accrue and compound on a quarterly basis and will be paid on or before the date of redemption. So long as any shares of Series H Preferred Stock are outstanding:

•	no cash dividends may be paid or distributions made on any class of preferred stock ranking junior to the Series H Preferred Stock either as to dividends or upon liquidation (collectively, “Junior Preferred Securities”) until all accrued but unpaid dividends, if any, on the Series H Preferred Stock have been paid; and

•	no cash dividends may be paid or distributions made on the common stock of the Company unless the Company has obtained the prior consent of the holders of a majority of the outstanding shares of the Series H Preferred Stock.

In the event of the liquidation, dissolution or winding up of the Company, the holders of shares of Series H Preferred Stock will be entitled to receive payment of $10,000 per share (the “Liquidation Value”) held by them, plus accrued, compounded and unpaid dividends, if any, on such shares. The Liquidation Value of the Series H Preferred Stock will be paid before any payment or distribution of the assets of the Company, or proceeds therefrom, to the holders of shares of any class of stock of the Company ranking junior to the Series H Preferred Stock either as to dividends or upon liquidation.

Except as otherwise provided by Delaware law and except as set forth below, the holders of Series H Preferred Stock will have no voting rights. Without the consent of the holders of a majority of the outstanding shares of Series H Preferred Stock, neither the Certificate of Incorporation nor the Certificate of Designation shall be changed, nor shall the Board of Directors take any action, so as to affect adversely the rights and preferences of the Series H Preferred Stock as set forth in the Certificate of Designations. Any of the rights and preferences of the holders of the Series H Preferred Stock may be waived by the affirmative vote of the holders of a majority of the shares of the Series H Preferred Stock.

At any time, the Company will have the right to redeem all or part of the outstanding shares of the Series H Preferred Stock. If fewer than all of the outstanding shares of the Series H Preferred Stock will be redeemed, such shares will be redeemed on a pro rata basis among the holders of such shares. The redemption price will be $10,000 per share, plus all accrued, compounded and unpaid dividends, if any, on such shares as of the date of redemption. So long as any shares of Series H Preferred Stock are outstanding, the Company will not:

•	redeem, purchase or otherwise acquire for value any Junior Preferred Securities or set aside funds for any sinking or analogous fund for the redemption or purchase of such shares unless all outstanding shares of the Series H Preferred Stock have been redeemed immediately prior to or concurrently therewith; or

•	redeem, purchase or otherwise acquire for value any shares of common stock or set aside funds for any sinking or analogous fund for the redemption or purchase of such shares unless the Company has obtained the prior consent of the holders of a majority of the outstanding shares of the Series H Preferred Stock.

The Series H Warrants will initially be exercisable for an aggregate of 2,500,000 shares of the Company’s common stock, subject to adjustment for stock splits, reverse stock splits, dividends, recapitalizations, reclassifications and otherwise. The initial exercise price of the Series H Warrants will be equal to $1.00 per share. The number of shares for which the Series H Warrants may be exercised and the exercise price will be adjusted on a weighted average basis in the event of a “dilutive issuance” involving any sale of equity stock or stock equivalents of the Company at a price below the greater of the exercise price or 85% of the market price of the common stock. For purposes of the Series H Warrants, a “dilutive issuance” will not include any:

•	grants of options under any Company stock option plan that has been approved by the Company’s Board of Directors or any issuance of common stock as a result of the exercise of such options, provided that the exercise price of any such option is not less than the fair market value of the common stock on the date of the grant;

•	issuance of common stock upon the conversion of any shares of preferred stock of the Company outstanding on July 26, 2005 (the “Subscription Date”) or upon the conversion of any other convertible debt or other convertible securities of the Company outstanding on the Subscription Date; or

•	issuance of common stock upon the exercise of warrants outstanding on the Subscription Date and of warrants issued to the holders of the Series H Preferred Stock.

Payment of the exercise price may be made (i) in cash, (ii) by delivery to the Company of shares of Series C Redeemable Preferred Stock of the Company, Series D Convertible Redeemable Preferred Stock of the Company, or Series F Convertible Redeemable Preferred Stock of the Company having an aggregate liquidation value plus accrued and unpaid dividends, if any, equal to the exercise price for the number of shares to be purchased upon exercise, or (iii) by delivery to the Company of shares of Series G Convertible Redeemable Preferred Stock of the Company (“Series G Preferred Stock”) having an aggregate liquidation value, which aggregate liquidation value shall include an amount that would result in an aggregate 25% compounded annual return on such liquidation value to the date of exercise after giving effect to all dividends paid on such shares of Series G Preferred Stock through the date of exercise, if any, equal to the exercise price for the number of shares to be purchased upon exercise. The Series H Warrants will expire on July 26, 2020.

The issuance of the Series H Warrants has a potentially dilutive effect upon the holders of the Company’s common stock. Currently, 2,500,000 shares of common stock may be issued upon exercise of the Series H Warrants, although a greater number of shares may be issued if certain adjustments, as described above, occur. As of May 2, 2005, 6,967,339 shares of the Company’s common stock were issued and outstanding.

Subject to customary terms and conditions set forth in the Registration Rights Agreement, the Company has agreed that:

•	until the fifth anniversary of the issuance of the Series H Warrants, upon one request of the holders of at least 10% of the shares of common stock issuable upon exercise of the Series H Warrants, including any shares issued as a stock dividend or in a stock split or in connection with any other stock combination or division in respect thereof (the “Registrable Securities”), the Company will use its best efforts to register such Registrable Securities on a shelf registration statement and to keep such shelf registration statement effective for two years or such shorter period during which all such Registrable Securities have been sold;

•	on one occasion, the holders of a majority of the Registrable Securities may elect to have such shares sold in an underwritten offering; and

•	if at any time prior to the seventh anniversary of the issuance of the Series H Warrants the Company proposes to register any of its securities in an underwritten offering, the Company will use its best efforts to register the Registrable Securities in connection therewith.

The Company undertook the offer and sale of the common stock issued in connection with Purchase Agreement, the Series H Preferred Stock and the Series H Warrants in reliance upon Rule 506 of Regulation D and Section 18(b)(4)(D) of the Securities Act of 1933, as amended. The Company paid no commissions on such sales.

THE ABOVE DESCRIPTION OF, AMONG OTHER THINGS, THE TERMS OF THE PURCHASE AGREEMENT, THE SUBSCRIPTION AGREEMENTS, THE CERTIFICATE OF DESIGNATIONS, THE SERIES H PREFERRED STOCK, THE SERIES H WARRANTS AND THE REGISTRATION RIGHTS AGREEMENT IS QUALIFIED IN ITS ENTIRETY BY THE PURCHASE AGREEMENT, THE FORM OF THE

SUBSCRIPTION AGREEMENT, THE CERTIFICATE OF DESIGNATIONS, THE FORM OF THE SERIES H WARRANT AND THE REGISTRATION RIGHTS AGREEMENT, WHICH ARE INCORPORATED HEREIN BY REFERENCE. THE COMPANY IS FILING THE CERTIFICATE OF DESIGNATIONS, THE FORM OF THE SUBSCRIPTION AGREEMENT, THE REGISTRATION RIGHTS AGREEMENT, THE FORM OF THE SERIES H WARRANT AND THE STOCK PURCHASE AGREEMENT AS EXHIBITS 3(I), 4.1, 4.2, 4.3 AND 10.1, RESPECTIVELY, TO THIS CURRENT REPORT ON FORM 8-K.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The financial statements required by Item 9.01(a) will be filed by amendment to this Current Report on Form 8-K within seventy-one calendar days after the date that this Current Report on Form 8-K must be filed.

(b)	Pro Forma Financial Information.

The pro forma financial statements required by Item 9.01(b) will be filed by amendment to this Current Report on Form 8-K within seventy-one calendar days after the date that this Current Report on Form 8-K must be filed.

(c)	Exhibits.

The following exhibits are filed herewith:

3(I)	Certificate of Voting Powers, Designations, Preferences and Relative, Participating, Optional or Other Rights, and the Qualifications, Limitations or Restrictions Thereof, of the Series H Redeemable Preferred Stock of Allin Corporation filed with the Secretary of State of the State of Delaware on July 25, 2005

4.1	Form of Subscription Agreement by and among Allin Corporation and the Series H Preferred Stockholders

4.2	Registration Rights Agreement, dated July 26, 2005, by and among Allin Corporation and the Series H Preferred Stockholders

4.3	Form of Common Stock Warrant issued to the Series H Preferred Stockholders in connection with Exhibit 4.1

10.1	Stock Purchase Agreement, dated July 26, 2005, by and among Allin Corporation, CodeLab Technology Group, Inc., David Ritchie, John Francis, Mark Bramhall, and the other equity holders of CodeLab Technology Group, Inc. set forth on the signature pages thereto

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIN CORPORATION

Dated: July 28, 2005	By:	/s/ Dean C. Praskach
Dean C. Praskach
Chief Financial Officer
(principal financial officer)

EXHIBIT INDEX

Exhibit Number	Description
3(I)	Certificate of Voting Powers, Designations, Preferences and Relative, Participating, Optional or Other Rights, and the Qualifications, Limitations or Restrictions Thereof, of the Series H Redeemable Preferred Stock of Allin Corporation filed with the Secretary of State of the State of Delaware on July 25, 2005

4.1	Form of Subscription Agreement by and among Allin Corporation and the Series H Preferred Stockholders

4.2	Registration Rights Agreement, dated July 26, 2005, by and among Allin Corporation and the Series H Preferred Stockholders

4.3	Form of Common Stock Warrant issued to the Series H Preferred Stockholders in connection with Exhibit 4.1

10.1	Stock Purchase Agreement, dated July 26, 2005, by and among Allin Corporation, CodeLab Technology Group, Inc., David Ritchie, John Francis, Mark Bramhall, and the other equity holders of CodeLab Technology Group, Inc. set forth on the signature pages thereto